UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08340
Greater India Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Greater India Portfolio

June 30, 2011

Portfolio of Investments (Unaudited)

Common Stocks — 96.0%

Security	Shares	Value

India — 92.0%

Automobiles — 4.1%

Bajaj Auto, Ltd.	314,210	$9,922,712
Mahindra & Mahindra, Ltd.	1,054,086	16,548,718

		$26,471,430

Commercial Banks — 15.2%

Allahabad Bank, Ltd.	1,909,984	$8,436,559
Bank of Baroda	326,451	6,422,139
Canara Bank, Ltd.(1)	588,440	6,936,201
HDFC Bank, Ltd.	421,319	23,683,689
ICICI Bank, Ltd.	1,283,494	31,434,859
State Bank of India	394,348	21,195,216

		$98,108,663

Construction & Engineering — 6.5%

IRB Infrastructure Developers, Ltd.	2,547,943	$9,920,156
IVRCL, Ltd.	2,543,652	3,993,383
Larsen & Toubro, Ltd.	677,930	27,856,132

		$41,769,671

Construction Materials — 0.8%

UltraTech Cement, Ltd.(1)	245,752	$5,068,099

		$5,068,099

Consumer Finance — 1.2%

Shriram Transport Finance Co., Ltd.	536,602	$7,424,290

		$7,424,290

Diversified Financial Services — 3.1%

Infrastructure Development Finance Co., Ltd.(1)	3,765,272	$11,058,927
Rural Electrification Corp., Ltd.	2,046,404	8,959,556

		$20,018,483

Electric Utilities — 3.7%

Power Grid Corporation of India, Ltd.	2,853,289	$7,022,053
Tata Power Co., Ltd.	568,715	16,689,356

		$23,711,409

Electrical Equipment — 3.6%

Bharat Heavy Electricals, Ltd.	307,463	$14,128,870
Crompton Greaves, Ltd.	1,598,635	9,281,407

		$23,410,277

Gas Utilities — 1.1%

GAIL (India), Ltd.	710,565	$7,008,203

		$7,008,203

Hotels, Restaurants & Leisure — 1.0%

Mahindra Holidays & Resorts India, Ltd.	800,033	$6,231,927

		$6,231,927

Independent Power Producers & Energy Traders — 0.8%

GVK Power & Infrastructure, Ltd.(1)	11,945,429	$5,161,965

		$5,161,965

Industrial Conglomerates — 1.1%

Jaiprakash Associates, Ltd.	4,026,774	$7,317,192

		$7,317,192

IT Services — 12.5%

HCL Technologies, Ltd.	1,515,489	$16,812,520
Infosys, Ltd.	531,963	34,617,923
Tata Consultancy Services, Ltd.	1,094,785	28,982,988

		$80,413,431

Machinery — 3.6%

Ashok Leyland, Ltd.	7,733,960	$8,452,012
BEML, Ltd.	271,301	3,525,880
Tata Motors, Ltd.	505,210	11,241,282

		$23,219,174

Media — 1.0%

Zee Entertainment Enterprises, Ltd.	2,193,917	$6,636,326

		$6,636,326

Metals & Mining — 8.1%

Hindalco Industries, Ltd.	1,631,860	$6,606,389
Jindal Steel & Power, Ltd.	460,753	6,689,295
JSW Steel, Ltd.(1)	322,619	6,416,902

See Notes to Financial Statements.

Greater India Portfolio

June 30, 2011

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Metals & Mining (continued)

Sterlite Industries (India), Ltd.(1)	2,629,459	$9,845,082
Tata Steel, Ltd.	1,670,454	22,937,242

		$52,494,910

Oil, Gas & Consumable Fuels — 7.6%

Bharat Petroleum Corp., Ltd.	343,503	$4,987,791
Oil & Natural Gas Corp., Ltd.	1,028,990	6,323,326
Reliance Industries, Ltd.	1,893,967	38,009,421

		$49,320,538

Pharmaceuticals — 6.2%

Aurobindo Pharma, Ltd.	1,827,935	$7,064,115
Cipla, Ltd.	1,260,398	9,283,546
Dr. Reddy’s Laboratories, Ltd.	486,669	16,682,451
Glenmark Pharmaceuticals, Ltd.	960,991	6,900,690

		$39,930,802

Thrifts & Mortgage Finance — 2.9%

Housing Development Finance Corp., Ltd.	1,187,260	$18,718,632

		$18,718,632

Tobacco — 5.1%

ITC, Ltd.	7,271,089	$33,090,436

		$33,090,436

Wireless Telecommunication Services — 2.8%

Bharti Airtel, Ltd.	2,026,536	$17,874,745

		$17,874,745

Total India
(identified cost $472,464,826)		$593,400,603

Sri Lanka — 4.0%

Commercial Banks — 1.5%

Commercial Bank of Ceylon PLC	4,397,388	$9,959,381

		$9,959,381

Industrial Conglomerates — 1.6%

John Keells Holdings PLC	5,578,968	$10,342,744

		$10,342,744

Wireless Telecommunication Services — 0.9%

Dialog Axiata PLC	71,161,980	$5,848,930

		$5,848,930

Total Sri Lanka
(identified cost $23,433,306)		$26,151,055

Total Common Stocks
(identified cost $495,898,132)		$619,551,658

Short-Term Investments — 0.5%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/11	$3,100	$3,099,966

Total Short-Term Investments
(identified cost $3,099,966)		$3,099,966

Total Investments — 96.5%
(identified cost $498,998,098)		$622,651,624

Other Assets, Less Liabilities — 3.5%		$22,578,693

Net Assets — 100.0%		$645,230,317

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See Notes to Financial Statements.

Greater India Portfolio

June 30, 2011

Statement of Assets and Liabilities (Unaudited)

Assets	June 30, 2011

Investments, at value (identified cost, $498,998,098)	$622,651,624
Foreign currency, at value (identified cost, $17,745,216)	17,828,073
Dividends and interest receivable	2,086,079
Receivable for investments sold	4,252,994
Receivable for foreign taxes	1,424,099

Total assets	$648,242,869

Liabilities

Payable for investments purchased	$2,185,280
Payable to affiliates:
Investment adviser fee	565,892
Trustees’ fees	6,942
Accrued expenses	254,438

Total liabilities	$3,012,552

Net Assets applicable to investors’ interest in Portfolio	$645,230,317

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$521,432,017
Net unrealized appreciation	123,798,300

Total	$645,230,317

See Notes to Financial Statements.

Greater India Portfolio

June 30, 2011

Statement of Operations (Unaudited)

Six Months Ended
Investment Income	June 30, 2011

Dividends (net of foreign taxes, $7,040)	$4,855,541
Interest	1,822

Total investment income	$4,857,363

Expenses

Investment adviser fee	$2,959,536
Administration fee	567,657
Trustees’ fees and expenses	14,240
Custodian fee	660,131
Legal and accounting services	50,208
Miscellaneous	11,363

Total expenses	$4,263,135

Deduct —
Reduction of custodian fee	$171

Total expense reductions	$171

Net expenses	$4,262,964

Net investment income	$594,399

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (including refundable foreign capital gains taxes of $565,105)	$8,594,677
Foreign currency transactions	179,001

Net realized gain	$8,773,678

Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $3,577,270)	$(92,523,318)
Foreign currency	(666,479)

Net change in unrealized appreciation (depreciation)	$(93,189,797)

Net realized and unrealized loss	$(84,416,119)

Net decrease in net assets from operations	$(83,821,720)

See Notes to Financial Statements.

Greater India Portfolio

June 30, 2011

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets	(Unaudited)	December 31, 2010

From operations —
Net investment income (loss)	$594,399	$(305,046)
Net realized gain from investment and foreign currency transactions	8,773,678	75,281,256
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(93,189,797)	74,757,306

Net increase (decrease) in net assets from operations	$(83,821,720)	$149,733,516

Capital transactions —
Contributions	$1,542,146	$23,381,779
Withdrawals	(107,917,831)	(86,457,814)

Net decrease in net assets from capital transactions	$(106,375,685)	$(63,076,035)

Net increase (decrease) in net assets	$(190,197,405)	$86,657,481

Net Assets

At beginning of period	$835,427,722	$748,770,241

At end of period	$645,230,317	$835,427,722

See Notes to Financial Statements.

Greater India Portfolio

June 30, 2011

Supplementary Data

	Six Months Ended		Year Ended December 31,
	June 30, 2011
Ratios/Supplemental Data	(Unaudited)		2010	2009	2008	2007	2006

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.23	%(2)	1.19%	1.22%	1.19%	1.14%	1.22%
Net investment income (loss)	0.17	%(2)	(0.04)%	0.09%	(0.17)%	(0.27)%	0.07%
Portfolio Turnover	22	%(3)	59%	63%	38%	63%	67%

Total Return	(9.88	)%(3)	21.75%	95.65%	(64.87)%	56.32%	37.53%

Net assets, end of period (000’s omitted)	$645,230		$835,428	$748,770	$410,359	$1,689,486	$1,028,290

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Annualized.
(3)	Not annualized.

See Notes to Financial Statements.

Greater India Portfolio

June 30, 2011

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2011, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments.

Greater India Portfolio

June 30, 2011

Notes to Financial Statements (Unaudited) — continued

As of June 30, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service. The Portfolio also files tax returns in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Interim Financial Statements — The interim financial statements relating to June 30, 2011 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions with Affiliates

Effective April 28, 2011, the investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million, 1.01% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. Pursuant to a sub-advisory agreement effective April 28, 2011, BMR pays Lloyd George Management (Hong Kong) Limited (LGM-HK), a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to April 28, 2011, the investment adviser fee was earned by Lloyd George Management (Bermuda) Limited (Lloyd George) as compensation for management and investment advisory services rendered to the Portfolio. The fee was computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and was paid monthly. For the six months ended June 30, 2011, the investment adviser fee amounted to $2,959,536 or 0.86% (annualized) of the Portfolio’s average daily net assets. Prior to April 28, 2011, an administration fee was earned by EVM for administering the business affairs of the Portfolio and was computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more. For the period from January 1, 2011 through April 27, 2011, the administration fee was equivalent to 0.25% (annualized) of the Portfolio’s average daily net assets and amounted to $567,657. The new advisory and sub-advisory agreements and termination of the administration agreement became effective upon the consummation of the change in control and ownership of Lloyd George, at which time EVM and Lloyd George ceased to be affiliates.

Except for Trustees of the Portfolio who are not members of EVM’s, BMR’s, LGM-HK’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $149,985,899 and $238,292,774, respectively, for the six months ended June 30, 2011.

Greater India Portfolio

June 30, 2011

Notes to Financial Statements (Unaudited) — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at June 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$520,423,569

Gross unrealized appreciation	$138,302,949
Gross unrealized depreciation	(36,074,894)

Net unrealized appreciation	$102,228,055

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2011.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. Settlement of securities transactions in the Indian sub-continent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio’s assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Greater India Portfolio

June 30, 2011

Notes to Financial Statements (Unaudited) — continued

At June 30, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$—	$39,339,683		$—	$39,339,683
Consumer Staples	—	33,090,436		—	33,090,436
Energy	—	49,320,538		—	49,320,538
Financials	9,959,381	144,270,068		—	154,229,449
Health Care	23,583,141	16,347,661		—	39,930,802
Industrials	10,342,744	95,716,314		—	106,059,058
Information Technology	—	80,413,431		—	80,413,431
Materials	—	57,563,009		—	57,563,009
Telecommunication Services	5,848,930	17,874,745		—	23,723,675
Utilities	—	35,881,577		—	35,881,577

Total Common Stocks	$49,734,196	$569,817,462	*	$—	$619,551,658

Short-Term Investments	$—	$3,099,966		$—	$3,099,966

Total Investments	$49,734,196	$572,917,428		$—	$622,651,624

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At June 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the six months then ended was not significant.

Eaton Vance
Greater India Fund

June 30, 2011

Special Meeting of Shareholders (Unaudited)

Eaton Vance Greater India Fund

The Fund held a Special Meeting of Shareholders on April 6, 2011 to approve new investment advisory and sub-advisory agreements for Greater India Portfolio, the registered investment company in which the Fund invests. The results of the vote were as follows:

	Number of Shares
				Broker
	Affirmative	Against	Abstain	Non-Vote*

Proposal 1: To approve a new investment advisory agreement between Boston Management and Research (“BMR”) and the Portfolio.	10,371,922	420,479	508,409	3,931,890
Proposal 2: To approve a new investment sub-advisory agreement between BMR and Lloyd George Management (Hong Kong) Limited (“LGM-HK”), pursuant to which LGM-HK will serve as investment sub-adviser to the Portfolio.	10,312,261	477,781	510,768	3,931,890

Greater India Portfolio

The Portfolio held a Special Meeting of Shareholders on April 6, 2011 to approve new investment advisory and sub-advisory agreements. The results of the vote were as follows:

	Interest in the Portfolio
				Broker
	Affirmative	Against	Abstain	Non-Vote*

Proposal 1: To approve a new investment advisory agreement between BMR and the Portfolio.	68%	3%	3%	26%
Proposal 2: To approve a new investment sub-advisory agreement between BMR and LGM-HK, pursuant to which LGM-HK will serve as investment sub-adviser to the Portfolio.	68%	3%	3%	26%

*	Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated as shares that are present at the meeting for purposes of establishing a quorum, but have the effect of a vote against the Proposals.

Results are rounded to the nearest whole number.

Eaton Vance
Greater India Fund

June 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval. The 1940 Act also provides that a fund’s investment advisory agreement will terminate automatically upon its “assignment,” which generally includes any direct or indirect transfer of the investment advisory agreement or of a controlling block of the adviser’s outstanding voting securities.

The shareholders of Lloyd George Management (B.V.I.) Limited (“LGM Parent”), the parent company of Lloyd George Investment Management (Bermuda) Limited (“LGM-Bermuda”, and together with LGM-HK (as defined below) and its other affiliates “LGM”), have negotiated the terms of an agreement pursuant to which Bank of Montreal or a wholly-owned subsidiary of Bank of Montreal (collectively, “BMO”) will purchase 100% of LGM Parent’s outstanding shares (the “Transaction”). LGM-Bermuda or an affiliate (“LGM”) is the investment adviser to the Greater India Portfolio (the “Portfolio”) pursuant to an investment advisory agreement with the Portfolio (the “Current LGM Agreement”). Eaton Vance Greater India Fund (the “Fund”), a series of Eaton Vance Special Investment Trust, invests substantially all of its assets in the Portfolio. Eaton Vance Management (“EVM”) currently serves as administrator to the Portfolio pursuant to an administration agreement (the “Portfolio Administration Agreement”) and manager of the Fund pursuant to a management agreement (together with the Portfolio Administration Agreement, the “Current EVM Agreements”). The Current LGM Agreement and the Current EVM Agreements are sometimes referred to herein as the “Current Agreements.” Upon consummation of the Transaction, the Current LGM Agreement will terminate automatically in accordance with the requirements of the 1940 Act. In connection with the termination of the Current LGM Agreement upon consummation of the Transaction, and consistent with the recommendation of the Board of the Fund and Portfolio, EVM and LGM have proposed to restructure the contractual relationships with the Portfolio and the Fund such that Boston Management and Research (“BMR”), an affiliate of EVM, would serve as the investment adviser of the Portfolio, Lloyd George Management (Hong Kong) Limited (the “LGM-HK”) would serve as sub-adviser to the Portfolio, and EVM would serve as administrator to the Fund.

After review of the proposed Transaction and restructuring of the Portfolio’s relationship with EVM and LGM, the Board, including a majority of the Independent Trustees, voted at an in-person meeting held on December 13, 2010 to approve the investment advisory agreement (the “Proposed BMR Agreement”) between the Portfolio and BMR, the sub-advisory agreement (the “Proposed LGM Agreement” and together with the Proposed BMR Agreement, the “New Agreements”) between BMR and LGM-HK, and the administrative services agreement between the Fund and EVM.

In connection with its review of the Transaction, the Board requested and received information detailing the terms of the Transaction, the financial and organizational impact of the Transaction on LGM and its personnel, the terms of the New Agreements (including the similarities and differences between the Current Agreements and the New Agreements), the nature of the policies and processes that will be in place following the Transaction, the anticipated role of Bank of Montreal as LGM’s parent company, and the financial impact of the Transaction on Eaton Vance Corp. (“EVC”), the parent company of BMR and EVM, as a seller of its equity interest in LGM Parent. The Board also received assurances that the nature, extent and quality of the interrelated services to be provided by LGM, BMR and EVM under the New Agreements will be substantially the same the services currently provided by LGM and EVM under the Current Agreements and that following the Transaction LGM will continue to operate its business in substantially the same manner as it does currently. In connection with its review, the Board met in person with senior management of LGM, BMR, EVM and Bank of Montreal to discuss the Transaction and the terms of the New Agreements.

In addition to considering information provided by management in connection with the Board’s review of the Transaction, the Board considered information and materials previously provided in connection with its review and approval of the Current Agreements. The information considered by the Board included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by BMR and its affiliates and by LGM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by LGM and BMR as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through client commission arrangements and the Fund’s policies with respect to “soft dollar” arrangements;
•	The procedures and processes to be used to determine the fair value of the Fund’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Eaton Vance
Greater India Fund

June 30, 2011

Board of Trustees’ Contract Approval — continued

Information about BMR and LGM

•	Reports detailing the financial results and condition of BMR and LGM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of BMR and its affiliates and LGM, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of BMR’s and LGM’s policies and procedures relating to proxy voting and, with respect to BMR, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by BMR and its affiliates and LGM on behalf of the Eaton Vance Funds (including descriptions of various compliance programs), and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of BMR and its affiliates and LGM;
•	A description of BMR’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by BMR and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by BMR (which is also the administrator) and LGM; and
•	The terms of the Current Agreements and the New Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Agreements, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services to be provided to the Fund and Portfolio by BMR and LGM.

The Board considered BMR’s and LGM’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio. The Board also considered the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio and, with respect to BMR, whose responsibilities may include supervising LGM and coordinating activities in implementing the Fund’s investment strategies. In the course of its review, the Board received assurances that the nature, extent and quality of the package of inter-related services to be provided by LGM, BMR and EVM under the New Agreements will be substantially the same as the services currently provided by LGM and EVM under the Current Agreements. The Board also took into account the resources dedicated to portfolio management and other services by each of BMR and LGM, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board reviewed the compliance programs of BMR, LGM and certain respective affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates and LGM to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board also considered the benefit to the overall governance of the Fund of having BMR, an affiliate of EVM, serve as the Fund’s investment adviser, consistent with the overall structure of the Eaton Vance family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services to be provided by BMR and LGM and their affiliates under the New Agreements, taken as a whole, is appropriate and consistent with the services provided under the Current Agreements and with the terms of the New Agreements.

Eaton Vance
Greater India Fund

June 30, 2011

Board of Trustees’ Contract Approval — continued

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. In addition, the Board reviewed updated comparative performance data for the Fund for relevant periods through October 31, 2010. On the basis of the foregoing and other relevant information provided in response to inquiries from the Board’s Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rate, including the administrative fee rate, to be payable by the Fund (referred to collectively as “management fees”). The Board noted that the total management fees payable by the Fund and the Portfolio would remain substantially the same under the New Agreements. The Board also took into consideration the agreement by BMR to enter into expense reimbursement and/or fee waiver arrangements to establish a maximum total expense ratio for the Fund applicable during the two year period following the effectiveness of the New Agreements.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by BMR and LGM, the Board concluded with respect to the Fund that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Fund and other investment advisory clients. In particular, the Board noted representations from LGM and EVM that the fees payable to BMR and LGM under the New Agreements will not significantly affect their respective profitability with respect to the Fund and the Portfolio. The Board further concluded that, in light of LGM’s role as a sub-adviser not affiliated with BMR under the New Agreements, LGM’s profitability in managing the Portfolio is not a material factor.

In considering the terms of the Transaction the Board considered the equity ownership interest in LGM Parent currently held by EVC, and that EVC will participate with LGM Parent’s other equity owners as a seller in the Transaction. The Board further considered that such equity owners may receive additional compensation paid through earn-out arrangements in periods following the consummation of the Transaction. In this regard, the Board noted representations received from management that the amount of additional compensation through earn-out payments that EVC might receive is not material to EVC’s financial condition.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by BMR and its affiliates under the New Agreements are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and LGM, on the one hand, and the Fund and Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and BMR’s and LGM’s profitability may expect to be affected by such increases or decreases. The Board concluded that the structure of the advisory fee and the sub-advisory fee, which include breakpoints at several asset levels, can be expected to cause BMR and its affiliates, LGM, and the Fund to share such benefits equitably.

Eaton Vance
Greater India Fund

June 30, 2011

Officers and Trustees

Officers of Eaton Vance Greater India Fund

Duncan W. Richardson President Payson F. Swaffield Vice President Barbara E. Campbell Treasurer	Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Officers of Greater India Portfolio

Hon. Robert Lloyd George President Duncan W. Richardson Vice President Barbara E. Campbell Treasurer	Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees of Eaton Vance Greater India Fund and Greater India Portfolio

Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout

*	Interested Trustee

Eaton Vance
Greater India Fund

June 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Investment Adviser of Greater India Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Greater India Portfolio
Lloyd George Management (Hong Kong) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Administrator of Eaton Vance Greater India Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142-8/11	GISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Greater India Portfolio

By:	/s/ Hon. Robert Lloyd George
Hon. Robert Lloyd George
President

Date: August 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: August 16, 2011

By:	/s/ Hon. Robert Lloyd George
Hon. Robert Lloyd George
President

Date: August 16, 2011